SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 21, 2007
Date of Report (Date of Earliest Event Reported)

LEFT BEHIND GAMES INC.
(Exact name of registrant as specified in its charter)

WASHINGTON	000-50603	91-0745418
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25060 HANCOCK AVENUE, SUITE 103 BOX 110, MURRIETA, CA		92562
(Address of principal executive offices)		(Zip code)

(951) 894-6597
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 21, 2007, we issued a company update letter to certain shareholders. That letter contained certain forward looking information.  A copy of that letter is attached as Exhibit 99.1 to our Current Report on Form 8-K, filed with the United States Securities and Exchange Commission (SEC) on December 21, 2007. The information contained in that Current Report on Form 8-K and the letter to shareholders was “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(c)        Exhibits

   Exhibit No.          Description
    99.1                 CEO Update Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEFT BEHIND GAMES INC.

DATE: December 21, 2007	By:	/s/ Troy Lynden
	Name:	Troy Lynden
	Title:	Chief Executive Officer